UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: July 15, 2025

(Date of earliest event reported)

ATIF HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38876	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Goddard, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

308-888-8888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	ZBAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2025, ATIF Holdings Limited (the “Company”) entered into a certain securities purchase agreement (the “SPA”) with certain purchasers whom are “non-U.S. Persons” (the “Investors”) as defined in Regulation S of the Securities Act, pursuant to which the Company agreed to sell an aggregate of 5,434,782 Class A ordinary shares (the “Shares”), par value $0.001 per share. The purchase price of each Share is $0.368, and the aggregate purchase price will be approximately $2 million (the “Offering”).

The parties to the SPA have each made customary representations, warranties and covenants, including, among other things, (a) the Investors are “non-U.S. Persons” as defined in Regulation S and are acquiring the Shares for the purpose of investment, (b) the absence of any undisclosed material adverse effects, and (c) the absence of legal proceedings that affect the completion of the transaction contemplated by the SPA.

The closing of the Offering is subject to the satisfaction or waiver of the various conditions to closing set forth in the SPA. The Shares to be issued in the Offering are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder.

The net proceeds of the Offering shall be used by the Company in connection with the Company’s working capital, including but not limited to the planned blockchain and cryptocurrency mining operation, and general corporate purposes, or other related business as approved by the board of directors of the Company.

The form of the SPA is filed as Exhibit 10.1 to this Current Report on Form 8-K, and such documents are incorporated herein by reference. The foregoing is only a brief description of the material terms of the SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

No.	Description
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATIF Holdings Limited

	By:	/s/ Dr. Kamran Khan
Dr. Kamran Khan
Chief Executive Officer

Dated: July 21, 2025

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